Exhibit 99.d

                                                        As amended in April 2004
                                                                     Page 1 of 2
                                                                    CONFIDENTIAL
                                                                    ------------


                               RONSON CORPORATION

                             Standards of Integrity
                          for Senior Financial Officers


PURPOSE

Section 406 of the Sarbanes-Oxley Act requires each company registered with the Securities and Exchange Commission to disclose whether or not it has adopted a Code of Ethics for senior financial officers. In accordance with Section 406, Ronson Corporation (the "Company") has adopted the Standards of Integrity for Senior Financial Officers (the "Code"). The purpose of the Code is: to promote the honest and ethical conduct of the Senior Financial Officers (as defined below), including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable public disclosures by the Company; and to promote compliance with all applicable laws, rules and regulations.

APPLICABILITY

This Code is applicable to the Company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and any persons performing similar functions (together the "Senior Financial Officers").

While the Company expects honest and ethical conduct in all aspects of business from all of its employees, it expects the highest possible honest and ethical conduct from the Senior Financial Officers. The honesty, integrity and sound judgment of Senior Financial Officers is fundamental to the Company's reputation and success. Compliance with this Code is a condition of employment, and violations of the Code may result in disciplinary action, up to and including termination of employment.

This Code supplements the Company's Code of Business Conduct and Ethics, which sets forth the fundamental principles and key policies and procedures that govern the conduct of all of the Company's employees. Senior Financial Officers are bound by the requirements and standards set forth in the Code of Business Conduct and Ethics, the standards set forth in this Code and any other applicable policies and procedures.


STANDARDS OF CONDUCT

To the best of their ability, the Senior Financial Officers shall:

     o Act with honesty and integrity, avoiding actual or apparent conflicts of interest between personal and professional relationships;

     o Disclose to the Secretary and Assistant Corporation Counsel or the Chairman of the Audit Committee any material transaction or relationship that reasonably could be expected to give rise to such a conflict of interest;

     o Provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

     o    Comply with applicable governmental laws, rules and regulations;

     o Support, as appropriate, contact by employees with the Secretary and Assistant Corporation Counsel or the Audit Committee for any issues concerning the improper accounting or financial reporting of the Company without fear of retaliation; and

     o Refrain from unduly or fraudulently influencing, coercing, manipulating or misleading any authorized audit and from interference with any auditor engaged in the performance of an internal or independent audit of the Company's financial statements or accounting books and records.

ENFORCEMENT OF THE CODE

The Board of Directors has the sole and absolute discretionary authority to approve any deviation or waiver from this Code. Any change in or waiver from, and the grounds for such change or waiver of this Code, shall be promptly disclosed through a filing with the Securities and Exchange Commission on Form 8-K, or through any other permissible means of disclosure.

COMPLIANCE WITH THE CODE

If you have any questions or concerns about this Code, you should seek guidance from the Secretary and Assistant Corporation Counsel or the Chairman of the Audit Committee.

If you know of or suspect a violation of applicable laws or regulations of this Code, you must promptly report that information to the Secretary and Assistant Corporation Counsel or the Chairman of the Audit Committee. No one will be subject to retaliation because of a good faith report of a suspected violation.

NO RIGHTS CREATED

This Code is a statement of certain fundamental principles, polices and procedures that govern the Company's Senior Financial Officers in the conduct of the Company's business. It is not intended to and does not create any rights in any employee, customer, supplier, competitor, stockholder or any other person or entity.